AGREEMENT OF PURCHASE AND SALE

      THIS AGREEMENT dated as of the 29th day of September, 2004

B E T W E E N:

      POWERMAX ENERGY INC., a corporation registered to carry on business in the Province of Saskatchewan and having an office in the City of Calgary, in the Province of Alberta (hereinafter referred to as "Vendor")

                                     - and -

      808099 ALBERTA LTD. a corporation registered to carry on business in the Province of British Columbia, having an office in the City of Vancouver, in the Province of British Columbia (hereinafter referred to as "Purchaser")

      WHEREAS Vendor has agreed to sell and assign to Purchaser and Purchaser has agreed to purchase and acquire from Vendor certain interests of Vendor in the Assets herein more particularly described;

      NOW THEREFORE in consideration of the premises hereto and the covenants and agreements hereinafter set forth and contained, the parties hereto covenant and agree as follows:

1.    DEFINITIONS

      In this Agreement, including the premises hereto, this clause and the Appendices hereto, the words and phrases set forth below shall have the meaning ascribed thereto below namely:

      a) "Assets" means collectively the Petroleum and Natural Gas Rights, and the Miscellaneous Interests;

      b) "Closing" means the transfer of the Assets by Vendor to Purchaser and the payment by Purchaser to Vendor of the purchase consideration therefore, less the Prepaid Deposit paid by Purchaser and the completion of all matters incidental thereto;

      c) "Closing Time" means 2:00 PM local time at the Place of Closing, on the 29th day of September, 2004, or such earlier time or date as may be agreed to by Purchaser and Vendor;

      d)    "Conveyance" means an agreement in the form attached as Schedule
            "B";

      e) "Dollars" or "$" shall mean lawful currency of Canada, and all payments and receipt shall be made and recorded in lawful currency of Canada;

      f) "Effective Time" means 12:01 a.m. Mountain Standard Time on the 29th day of September, 2004;

      g) "Lands" means the lands set forth and described in Schedule "A" hereto and includes the Petroleum Substances within, upon or under such lands, together with the right to explore for and recover same insofar as such rights are granted by the Permits;

      h) "Miscellaneous Interests" means the interests of the Vendor (other than the Petroleum and Natural Gas Rights and the Tangible Interests) in all property, assets and rights relating to the Petroleum and Natural Gas Rights;

      i) "Permits" means collectively the leases, reservations, permits, and licences and documents of title set forth and described in Schedule "A" hereto or other similar documents of title by virtue of which the holder thereof is entitled to drill for, win, take or remove the Petroleum Substances underlying all or any part of the Lands;

      j) "Petroleum and Natural Gas Rights" means the entire right, title, estate and interest of Vendor, including the undivided percentage working interests set forth in Schedule "A" hereto, in the Permits and the Lands;

      k) "Petroleum Substances" means petroleum, natural gas and related hydrocarbons and all other substances, whether liquid, solid or gaseous and whether hydrocarbons or not, the rights to which are granted by the Permits;

      l)    "Place of Closing" means the Calgary offices of Powermax Energy
            Inc.;

2.    INTERPRETATION

      a)    Appended hereto are the following Appendices:

            Schedule "A" - Description of Lands and Permits

            Schedule "B" - Conveyance

            All Appendices hereto are incorporated into and are part of this Agreement by this reference as fully as though contained in the body of this Agreement;

      b) Wherever any provision of any Schedules to this Agreement conflicts with any provision in the body of this Agreement, the provisions of the body of this Agreement shall prevail. References herein to a Schedule shall mean a reference to a Schedule to this Agreement. References in any schedule to "the Agreement" shall mean a reference to this Agreement. References in any Schedule to another Schedule shall mean a reference to a schedule to this Agreement;

      c) References herein to a clause shall mean a reference to a clause within the body of this Agreement;

      d) The headings of clauses and subclauses herein and in the Appendices are inserted for convenience of reference only and shall not affect or be considered to affect the construction of the provisions hereof;

      e) In this Agreement words importing persons include companies and vice versa and words importing the masculine gender include the feminine and neuter genders and vice versa.

3.    CONVEYANCE

      Vendor, for the price and sum of One Million ($1,000,000.00) Dollars and other good and valuable consideration the receipt of which is hereby acknowledged, hereby sells, assigns, transfers, conveys and sets over to Purchaser the entire right, title, estate and interest of Vendor in and to the Assets, TO HAVE AND TO HOLD the same, together with all benefit and advantage to be derived therefrom, absolutely, subject only to the respective terms and conditions of the Permits and those encumbrances set forth on Schedule "A" hereto, and the obligations of Vendor thereunder.

      The purchase price shall be allocated as between such categories of the assets in the following amounts:

         Intangibles:
             Petroleum and Natural Gas Rights                 $  799,990.00
             Initial Nonrefundable Deposit (July 30)             100,000.00
             Second Nonrefundable Deposit (Aug 31)               100,000.00
                                                              -------------
             Subtotal for P&NG Rights                         $  999,990.00

         Miscellaneous Interests:                                     10.00
                                                              -------------

             Total Purchase Price                             $1,000,000.00
                                                              =============

      The Vendor shall provide, at the Closing Time hereof, specific assignments, transfers and further assurances as Purchaser may reasonably require to acquire the Vendor's interest in any assets purchased herein.

4.    ADJUSTMENTS

      All benefits and obligations of every kind and nature accruing, payable or paid in respect of the Assets, including, without limitation, operating costs, capital costs, governmental incentives and proceeds from the sale of production, shall be adjusted between the Vendor and the Purchaser as of the Effective Time. Purchaser agrees to reimburse Vendor for all authorized expenditures associated with the Assets on a net working interest basis, provided such expenditures were incurred prior to the Effective Date. Notwithstanding the foregoing, the Vendor and the Purchaser acknowledge that:

      a) all costs of whatever nature incurred in connection with work performed or goods or services provided in respect of the Assets prior to the Effective Time shall be borne by the Vendor, regardless of the time at which the same become payable;

      b) all costs of whatever nature incurred in connection with work performed or goods or services provided in respect of the Assets after the Effective Time shall be borne by the Purchaser, regardless of the time at which the same become payable;

5.    PAYMENTS

      All payments pursuant hereto shall be made by bank draft or certified cheque payable to Vendor.

6.    EFFECTIVE TIME

      The transfer and assignment of the Assets from Vendor to Purchaser shall be effective as of the Effective Time.

7.    CLOSING

      Closing shall take place at the Place of Closing at the Closing Time.

8.    CONVEYANCE DOCUMENTS

      a) At Closing Vendor shall deliver to Purchaser such transfers, assignments, conveyances (including the Conveyance), with respect to the Assets as may be required. Purchaser shall cooperate with Vendor to secure execution of such documents by the parties thereto other than Vendor and Purchaser;

      b) All documents executed and delivered pursuant to the provisions of this clause or otherwise pursuant to this Agreement are subordinate to the provisions of this Agreement and the provisions of this Agreement shall govern and prevail in the event of a conflict between the provisions of any such document and the provisions of this Agreement.

9.    COVENANTS, REPRESENTATIONS AND WARRANTIES OF VENDOR

      Vendor covenants with and represents and warrants to Purchaser that:

      a) Vendor is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, is authorized to carry on business in the Province of Saskatchewan and now has good right, full power and absolute authority to bargain, sell, transfer, assign and convey the entire interest of Vendor in and to the Assets for the purposes and in the manner herein provided for according to the true intent and meaning of this Agreement;

      b) The execution, delivery and performance of this Agreement (i) has been duly and validly authorized by all requisite corporate, shareholders' and directors' actions, and (ii) will not result in any violation of, or be in conflict with, or constitute a default under any charter, bylaw or governing document or any term or provision of any agreement or instrument to which Vendor is a party or by which Vendor is bound nor under any judgement, decree or order, statute, regulation, rule or licence applicable to it;

      c) This Agreement and other documents delivered in pursuance hereof constitute valid and binding obligations of Vendor enforceable against it in accordance with their respective terms;

      d) The Vendor has not incurred any obligation or liability, contingent or otherwise, for brokers' feees or finders' fees in respect of this transaction for which Purchaser shall have any obligation or liability.

      e) Vendor does not purport to convey any better title than it now has, but Vendor has done no act or thing and suffered or permitted no act or omission whereby its title to the Assets may be cancelled or determined, nor has Vendor encumbered or alienated the same or any interest therein save as set forth on Schedule "A" hereto, nor is Vendor aware of any lien or encumbrance relating to or affecting the Assets save as set forth on Schedule "A" hereto;

      f) Subject to the rents, covenants, conditions and stipulations in the Permits reserved and contained and on the lessee's or holder's part thereunder to be paid, performed and observed, Purchaser may enter into and upon, and hold and enjoy the Assets for the residue of their respective terms and all renewals or extensions thereof as to the interests hereunder assigned for its own use and benefit without any lawful interruption of or by Vendor or any other person whomsoever claiming or to claim by, through or under Vendor and Vendor binds itself to warrant and defend, at its cost and expense, all and singular the Petroleum and Natural Gas Rights against all persons whomsoever claiming or to claim the same or any part thereof or any interest therein by, through or under Vendor;

      g) To the best of its knowledge, no suit, action or other proceeding is pending or threatened before any court or governmental agency which might result in impairment or loss of Vendor's title to the Assets;

      h) To the best of the knowledge, information and belief of Vendor the Permits set out in Schedule "A" are the only agreements under and by virtue of which Vendor acquired and holds the Petroleum and Natural Gas Rights;

      i) The Vendor has not failed to comply with, perform, observe or satisfy any term, condition, or obligation or liablility which has heretofor arisen under the provisions of any of the Permits, documents of title and other agreements to which the Assets are subject;

      j) Vendor is not aware of any defaults, has not received any notice of default and is not, to its knowledge, in any default under (i) any applicable laws or regulations, or (ii) any agreement or obligation by which it is bound or to which it is subject affecting the Assets;

      k) No suit, action or other proceeding is pending or threatened before any judicial authority or governmental authority which might result in impairment or loss of Vendor's or Purchaser's title to the Assets or its use or enjoyment thereof;

      l) The Vendor has done no act or suffered or permitted no action to be done whereby any person has acquired or may acquire any interest in or to the Assets, and the Assets are not subject to reduction or conversion by virtue of rights of first refusal, or preferential or first prurchase rights, conversion rights or other similar rights by virtue of this Agreement, or the transactions contemplated by it, other than in respect of permitted encumbrances as disclosed in Schedule "A" hereto;

      m) The Vendor has made available for inspection by Purchaser, all documents, instruments, records and books relevant to title to the Lands and Permits, annd other documents of title in the possession or control of the Vendor;

      n) To the best of its knowledge all ad valorem, property, production, severance and similar taxes and assessments based on or measured by the ownership of the Assets or the production of Petroleum Substances from the Lands or the receipt of proceeds therefrom payable to the Effective Time and all prior years have been properly paid;

      o) All laws, regulations and orders of all governmental agencies, having jurisdiction over the Assets requiring compliance by the Vendor, have been complied with by the Vendor;

      p) The Vendor has not received any claim or notice to the effect that, nor to its knowledge are the Assets the subject of, any remedial, preventative or control action, derection or order by any government authorities or any investigation or evalutation by any government authorities as wheter any remedial or preventive action in needed to respond to an existing or potential environmental concern;

      q) Vendor is not non- resident within the meaning of Section 116 of the Income Tax Act (Canada);

10.   COVENANTS, REPRESENTATIONS AND WARRANTIES OF PURCHASER

      Purchaser covenants with and represents and warrants to Vendor that:

      a) Purchaser is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation and now has good right, full power and absolute legal authority to enter into this Agreement for the purposes and in the manner herein provided for according to the true intent and meaning of this Agreement;

      b) The execution, delivery and performance of this Agreement (i) has been duly and validly authorized by all requisite corporate, and directors' actions, and (ii) will not result in any violation of, or be in conflict with, or constitute a default under any charter, bylaw or governing document or any term or provision of any agreement or instrument to which Purchaser is a party or by which Purchaser is bound nor under any judgement, decree or order, statute, regulation, rule or licence applicable to it;

      c) This Agreement has been duly executed and delivered by the Purchaser and, if properly executed and delivered by the Vendor, constitutes a valid and binding obligation of the Purchaser enforceable in accordance with its terms and subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, liquidation, reorganization or other laws of general application relating to or affecting the rights of creditors and that equitable remedies, including specific performance, are discretionary or may not be ordered;

      d) It is not a non-Canadian person for the purposes of The Investment Canada Act; and

      e) It has not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Vendor shall have any obligation or liability.

11.   CONDITION OF ASSETS

      The Purchaser acknowledges that it is purchasing the Assets on an "as is, where is" basis and that any and all costs attributable to the Assets now, in the past or in the future shall be for the sole account of the Purchaser. In this regard the Purchaser agrees that it shall:

      a) be solely liable for all loss, costs, damages and expenses whatsoever, which the Purchaser may suffer, sustain, pay or incur and, in addition,

      b) indemnify the Vendor against all actions, proceedings, claims, demands, loss, costs, damages and expenses whatsoever which may be brought against or suffered by the Vendor or which it may sustain, pay or incur, as a result of any act, omission, matter or thing relating to the Assets, done, omitted, occurring or accruing prior to or after the Effective Date, with respect to any and all environmental damage or reclamation costs howsoever and whenever arising.

12.   SURVIVAL OF COVENANTS

      The covenants, representations and warranties contained herein shall survive the purchase and sale herein provided for and shall continue and remain in full force and effect for the benefit of Purchaser with respect to Clause 9 and for the benefit of Vendor with respect to Clause 10 for a period of one (1) year from the date hereof.

13.   BREACH

      Notwithstanding anything to the contrary herein expressed or implied, it is expressly agreed and understood that the covenants, representations and warranties set forth in Clauses 9 and 10 were true at the Effective Time, are true on the date hereof and shall be repeated at the Closing Time as being true in all material respect at the Effective Time and at the Closing Time and, notwithstanding the Closing and/or deliveries of covenants, representations and warranties in any other agreement at Closing or prior or subsequent thereto or investigations by parties hereto or their counsel, the covenants, representations and warranties set forth in Clauses 9 and 10 shall survive Closing for the benefit of the parties hereto.

14.   INDEMNITY

      Except as provided for in Clause 13 hereto, Vendor shall continue to remain liable and indemnify Purchaser from and against any liability, loss, costs, claims or damages arising out of or pertaining to the Assets and occurring or arising prior to the Effective Time and Purchaser shall indemnify Vendor from and against similar liability, loss, costs, claims or damages arising out of or pertaining to the Assets subsequent to the Effective Time excepting in each case any liability, loss, costs, claims or damages to the extent that the same are reimbursed by insurance or caused by the negligence of the other party hereto. Such indemnities shall be deemed to apply to all assignments, transfers, conveyances, novations and other documents conveying the Assets to the Purchaser. Each party shall have full right of substitution and subrogation in and to all covenants and warranties by others heretofore given or made in respect of the Assets or any part thereof.

15.   FURTHER ASSURANCES

      Vendor and Purchaser will, from time to time and at all times hereafter, at the request of the other, but without further consideration, do such further acts and deliver all such further assurances, deeds and documents as shall be reasonably required in order to fully perform and carry out the terms of this Agreement.

16.   GOVERNING LAW

      This Agreement shall, in all respects, be subject to and interpreted, construed and enforced in accordance with and under the laws of the Province of Alberta and shall, in every regard, be treated as a contract made in the Province of Alberta. The parties hereto irrevocably attorn and submit to the jurisdiction of the courts of the Province of Alberta in respect of all matters arising out of this Agreement.

17.   ENUREMENT

      This Agreement shall be binding upon and shall enure to the benefit of each of the parties hereto and their respective administrators, trustees, receivers, successors and assigns.

18.   TIME OF ESSENCE

      Time is of the essence of this Agreement.

19.   NOTICES

      The addresses for service of the parties hereto shall be as follows:

         Vendor:    Powermax Energy Inc.
                    1000, 330 - 5th Avenue SW
                    Calgary, Alberta   T2M 0L4

         Purchaser: 808099 Alberta Ltd
                    Suite 1250, 639 - 5th Avenue SW
                    Calgary, Alberta T2P 0M9

      Any of the parties hereto may from time to time change its address for service hereby by giving written notice to the other party hereto. Any notice may be served by mailing the same by prepaid post in a properly addressed envelope addressed to the other parties hereto at such parties' address for service hereunder. Any notice so served shall be deemed to be given to and received by the addressee on the third day, except Saturdays, Sundays and holidays, after the mailing hereof.

20.   PRIOR AGREEMENTS AND AMENDMENTS

      This Agreement shall supersede and replace any and all prior agreements between the parties hereto relating to the sale and purchase of the Assets and may be amended only by written instrument signed by all parties hereto.

21.   FACSIMILE

      This Agreement and any document or instrument to be executed and delivered by the Parties hereunder or in connection herewith may be executed and delivered in separate counterparts and delivered by one party to the other by facsimile, each of which when so executed and delivered shall be deemed an original and all such counterparts shall together constitute one and the same agreement. If this Agreement or any such document or instument is delivered by facsimile, the Party so delivering this Agreement or such document or instrument shall within a reasonable time after Closing, deliver an originally executed copy to the other.

22.   ENTIRE AGREEMENT

      This instrument states the entire agreement between the parties hereto.

      IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

POWERMAX ENERGY INC.                    808099 ALBERTA LTD


/s/ Neil K. Answorth- Director          /s/
------------------------------------    ----------------------------------------
(Vendor)                                (Purchaser)

                                  SCHEDULE "A"
        This is Schedule "A" attached to and forming part of an Agreement of Purchase and Sale Dated September 29, 2004 between
                  Powermax Energy Inc. and 808099 Alberta Ltd.

-----------------------------------------------------------------------------------------------------------------------------
            Permits                                  Lands                          Interest Conveyed          Encumbrances
-----------------------------------------------------------------------------------------------------------------------------
Saskatchewan Oil Shale           Twp 92, Rge 22, W3M: Secs 1-36                 49% Working Interest            2.5% Gross
Exploration Permit # PS00205     Twp 92, Rge 23, W3M: Secs 1-36                                             Overriding Royalty
                                 Twp 92, Rge 24, W3M: Secs 1-36                                               reserved to
                                 Twp 92, Rge 25, W3M: Secs 1-5, ptn6, ptn 7,                                 Stripper Energy
                                 secs 8-17, ptn18, ptn 19, secs 20-29, ptn 30,                               Services Limited
                                 ptn 31, secs 32-36                                                           based on 100%
                                 (containing 88,782 acres)                                                    Working Interest
-----------------------------------------------------------------------------------------------------------------------------
Saskatchewan Oil Shale           Twp 93, Rge 22, W3M: Secs 1-36                 49% Working Interest            2.5% Gross
Exploration Permit # PS00206     Twp 93, Rge 23, W3M: Secs 1-36                                             Overriding Royalty
                                 Twp 93, Rge 24, W3M: Secs 1-36                                              reserved to Twp
                                 93, Rge 25, W3M: Secs 1-5, ptn6, ptn 7,                                     Stripper Energy
                                 secs 8-17, ptn18, ptn 19, secs 20-29, ptn 30,                               Services Limited
                                 ptn 31, secs 32-36                                                           based on 100%
                                 (containing 88,782 acres)                                                   Working Interest
-----------------------------------------------------------------------------------------------------------------------------
Saskatchewan Oil Shale           Twp 93, Rge 18, W3M: Secs 1-36                 49% Working Interest            2.5% Gross
Exploration Permit # PS00207     Twp 93, Rge 19, W3M: Secs 1-36                                             Overriding Royalty
                                 Twp 93, Rge 20, W3M: Secs 1-36                                                reserved to
                                 Twp 93, Rge 21, W3M: Secs 1-36                                              Stripper Energy
                                 (containing 92,160 acres)                                                   Services Limited
                                                                                                              based on 100%
                                                                                                             Working Interest
-----------------------------------------------------------------------------------------------------------------------------
Saskatchewan Oil Shale           Twp 94, Rge 22, W3M: Secs 1-36                 49% Working Interest            2.5% Gross
Exploration Permit # PS00208     Twp 94, Rge 23, W3M: Secs 1-36                                             Overriding Royalty
                                 Twp 94, Rge 24, W3M: Secs 1-36                                               reserved to Twp
                                 94, Rge 25, W3M: Secs 1-5, ptn6, ptn 7,                                      Stripper Energy
                                 secs 8-17, ptn18, ptn 19, secs 20-29, ptn 30,                               Services Limited
                                 ptn 31, secs 32-36                                                            based on 100%
                                 (containing 88,692 acres)                                                   Working Interest
-----------------------------------------------------------------------------------------------------------------------------
Saskatchewan Oil Shale           Twp 94, Rge 19, W3M: Secs 1-36                 49% Working Interest            2.5% Gross
Exploration Permit # PS00209     Twp 95, Rge 19, W3M: Secs 1-36                                             Overriding Royalty
                                 Twp 94, Rge 20, W3M: Secs 1-36                                                reserved to
                                 Twp 94, Rge 21, W3M: Secs 1-36                                              Stripper Energy
                                 (containing 92,160 acres)                                                   Services Limited
                                                                                                              based on 100%
                                                                                                             Working Interest
-----------------------------------------------------------------------------------------------------------------------------
Saskatchewan Oil Shale           Twp 95, Rge 22, W3M: Secs 1-36                 49% Working Interest            2.5% Gross
Exploration Permit # PS00210     Twp 95, Rge 23, W3M: Secs 1-36                                             Overriding Royalty
                                 Twp 95, Rge 24, W3M: Secs 1-36                                                reserved to
                                 Twp 95, Rge 25, W3M: Secs 1-3, ptn4, ptn 9,                                 Stripper Energy
                                 secs 10-15, ptn 16, ptn 21, secs 22-27, ptn                                 Services Limited
                                 28, ptn 33, secs 34-36.                                                      based on 100%
                                 (containing 83,460 acres)                                                   Working Interest
-----------------------------------------------------------------------------------------------------------------------------
Saskatchewan Oil Shale           Twp 95, Rge 20,W3M: Secs 1-36                  49% Working Interest            2.5% Gross
Exploration Permit # PS00211     Twp 96, Rge 20,W3M: Secs 1-36                                              Overriding Royalty
                                 Twp 95, Rge 21,W3M: Secs 1-36                                                 reserved to
                                 Twp 96, Rge 21,W3M: Secs 1-36                                               Stripper Energy
                                 (containing 92,160 acres)                                                   Services Limited
                                                                                                              based on 100%
                                                                                                             Working Interest
-----------------------------------------------------------------------------------------------------------------------------
Saskatchewan Oil Shale           Twp 96, Rge 22, W3M: Secs 1-36                 49% Working Interest            2.5% Gross
Exploration Permit # PS00212     Twp 96, Rge 23, W3M: Secs 1-36                                             Overriding Royalty
                                 Twp 96, Rge 24, W3M: Secs 1-36                                                reserved to
                                 Twp 96, Rge 25, W3M: Secs 1-3, ptn4, ptn 9,                                 Stripper Energy
                                 secs 10-15, ptn 16, ptn 21, secs 22-27, ptn                                 Services Limited
                                 28, ptn 33, secs 34-36.                                                      based on 100%
                                 (containing 83,432 acres)                                                   Working Interest
-----------------------------------------------------------------------------------------------------------------------------
Saskatchewan Oil Shale           Twp 97, Rge 22, W3M: Secs 1-36                 49% Working Interest            2.5% Gross
Exploration Permit # PS00213     Twp 97, Rge 23, W3M: Secs 1-36                                             Overriding Royalty
                                 Twp 97, Rge 24, W3M: Secs 1-36                                                reserved to
                                 Twp 97, Rge 25, W3M: Secs 1-3, ptn4, ptn 9,                                 Stripper Energy
                                 secs 10-15, ptn 16, ptn 21, secs 22-27, ptn                                 Services Limited
                                 28, ptn 33, secs 34-36.                                                      based on 100%
                                 (containing 83,360 acres)                                                   Working Interest
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Saskatchewan Oil Shale           Twp 97, Rge 21, W3M: Secs 1-36                 49% Working Interest            2.5% Gross
Exploration Permit # PS00214     Twp 98, Rge 21, W3M: Secs 1-36                                             Overriding Royalty
                                 Twp 99, Rge 21, W3M: Secs 1-36                                                reserved to
                                 Twp 100, Rge 21, W3M: Secs 1-36                                             Stripper Energy
                                 (containing 92,160 acres)                                                   Services Limited
                                                                                                              based on 100%
                                                                                                             Working Interest
-----------------------------------------------------------------------------------------------------------------------------
Saskatchewan Oil Shale           Twp 98, Rge 22, W3M: Secs 1-36                 49% Working Interest            2.5% Gross
Exploration Permit # PS00215     Twp 98, Rge 23, W3M: Secs 1-36                                             Overriding Royalty
                                 Twp 98, Rge 24, W3M: Secs 1-36                                                reserved to
                                 Twp 98, Rge 25, W3M: Secs 1-3, ptn4, ptn 9,                                 Stripper Energy
                                 secs 10-15, ptn 16, ptn 21, secs 22-27, ptn                                 Services Limited
                                 28, ptn 33, secs 34-36.                                                      based on 100%
                                 (containing 83,340 acres)                                                   Working Interest
-----------------------------------------------------------------------------------------------------------------------------
Saskatchewan Oil Shale           Twp 99, Rge 22, W3M: Secs 1-36                 49% Working Interest            2.5% Gross
Exploration Permit # PS00216     Twp 99, Rge 23, W3M: Secs 1-36                                             Overriding Royalty
                                 Twp 99, Rge 24, W3M: Secs 1-36                                              reserved to Twp
                                 99, Rge 25, W3M: Secs 1-2, ptn 3, ptn                                       Stripper Energy
                                 10, secs 11-14, ptn 15, ptn 22, secs 23-26,                                 Services Limited
                                 ptn 27, ptn 34, secs 35-36                                                    based on 100%
                                 (containing 78,006 acres)                                                   Working Interest
-----------------------------------------------------------------------------------------------------------------------------
Saskatchewan Oil Shale           Twp 100, Rge 22, W3M: Secs 1-12                49% Working Interest            2.5% Gross
Exploration Permit # PS00217     Twp 100, Rge 22, W3M: Secs 14-36                                           Overriding Royalty
                                 Twp 100, Rge 23, W3M: Secs 1-36                                               reserved to
                                 Twp 100, Rge 24, W3M: Secs 1-36                                             Stripper Energy
                                 Twp 100, Rge 25, W3M: Secs 1-2, ptn 3, ptn                                  Services Limited
                                 10, secs 11-14, ptn 15, ptn 22, secs 23-26,                                  based on 100%
                                 ptn 27, ptn 34, secs 35-36                                                  Working Interest
                                 (containing 78,360 acres)
-----------------------------------------------------------------------------------------------------------------------------
Saskatchewan Oil Shale           Twp 101, Rge 22, W3M: Secs 1-36                49% Working Interest            2.5% Gross
Exploration Permit # PS00218     Twp 101, Rge 23, W3M: Secs 1-36                                            Overriding Royalty
                                 Twp 101, Rge 24, W3M: Secs 1-36                                              reserved to Twp
                                 101, Rge 25, W3M: Secs 1-2, ptn 3, ptn                                       Stripper Energy
                                 10, secs 11-14, ptn 15, ptn 22, secs                                         Services Limited
                                 23-26, ptn 27, ptn 34, secs                                                   based on 100%
                                 35-36 (containing 77,958 acres)                                              Working Interest
-----------------------------------------------------------------------------------------------------------------------------
Saskatchewan Oil Shale           Twp 102, Rge 22, W3M: Secs 1-36                49% Working Interest            2.5% Gross
Exploration Permit # PS00219     Twp 102, Rge 23, W3M: Secs 3-10, 15-22, 25,                                Overriding Royalty
                                 27-34, 36                                                                     reserved to
                                 Twp 102, Rge 24, W3M: Secs 1-36                                             Stripper Energy
                                 Twp 102, Rge 25, W3M: Secs 1-2, ptn 3, ptn                                  Services Limited
                                 10, secs 11-14, ptn 15, ptn 22, secs 23-26,                                  based on 100%
                                 ptn 27, ptn 34, secs 35-36                                                  Working Interest
                                 (containing 71,552 acres)
-----------------------------------------------------------------------------------------------------------------------------
Saskatchewan Oil Shale           Twp 101, Rge 21, W3M: Secs 1-36                49% Working Interest            2.5% Gross
Exploration Permit # PS00220     Twp 102, Rge 21, W3M: Secs 1-36                                            Overriding Royalty
                                 Twp 103, Rge 21, W3M: Secs 1-36                                               reserved to
                                 (containing 69,120 acres)                                                   Stripper Energy
                                                                                                             Services Limited
                                                                                                              based on 100%
                                                                                                             Working Interest
-----------------------------------------------------------------------------------------------------------------------------
Saskatchewan Oil Shale           Twp 103, Rge 22, W3M: Secs 1-36                49% Working Interest            2.5% Gross
Exploration Permit # PS00221     Twp 103, Rge 23, W3M: Secs 14-36                                           Overriding Royalty
                                 Twp 103, Rge 24, W3M: Secs 1-20,23-26,                                        reserved to
                                 29-32, 35, 36                                                               Stripper Energy
                                 Twp 103, Rge 25, W3M: Ptn 1, ptn 12, ptn 13,                                Services Limited
                                 ptn 24, ptn 25, ptn 36.                                                      based on 100%
                                 (containing 68,754 acres)                                                   Working Interest
-----------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE "B"

THIS IS SCHEDULE "B" ATTACHED TO AND FORMING PART OF A PETROLEUM, NATURAL GAS AND GENERAL RIGHTS CONVEYANCE DATED SEPTEMBER 29, 2004 BETWEEN POWERMAX ENERGY INC. AND 808099 ALBERTA LTD.
--------------------------------------------------------------------------------
              PETROLEUM, NATURAL GAS AND GENERAL RIGHTS CONVEYANCE

(A) Vendor and Purchaser entered into that Agreement made as of the 16th day of July, 2004 (the "Purchase and Sale Agreement") with respect to the Assets, (which term, when used in this Agreement, has the same meaning as in the Sale Agreement):

(B) All of the conditions precedent to the obligations of the parties hereto to close the transactions contemplated by the Sale Agreement have either been fulfilled or waived in the manner provided for waiver in the Sale Agreement;

      NOW THEREFORE in consideration of the premises hereto and the covenants and agreements hereinafter set forth and contained, the parties hereto covenant and agree as follows:

1. Vendor hereby sells, assigns, transfers, conveys and sets over to the Purchaser, and Purchaser hereby purchases from Vendor, a portion of the right, title, estate and interest of Vendor (whether absolute or contingent, legal or beneficial) in and to the Assets, TO HAVE AND TO HOLD the same, together with all benefit and advantage to be derived therefrom, absolutely, subject to the terms of the Sale Agreement.

2. The covenants, representations, warranties and indemnities contained in the Sale Agreement are incorporated herein as fully and effectively as if they were set out herein and there shall not be any merger of any covenant, representation, warranty or indemnity contained in the Sale Agreement by virtue of the execution and delivery hereof, any rule of law, equity or statute to the contrary notwithstanding.

3. If any term or provision hereof should conflict with any term or provision of the Sale Agreement, the term and provision of the latter shall prevail and this Agreement shall at all times be read subject to all terms and conditions of the Sale Agreement.

4. The assignment and conveyance effected by this Agreement is made with full right of substitution of Purchaser in and to all covenants, representations, warranties and indemnities by others heretofore given or made in respect of the Assets or any part thereof.

5. This Agreement shall, in all respects, be subject to and interpreted, construed and enforced in accordance with and under the laws of the Province of Alberta and shall, in every regard, be treated as a contract made in the Province of Alberta. The parties hereto irrevocably attorn and submit to the jurisdiction of the courts of the Province of Alberta in respect of all matters arising out of or in connection with this Agreement.

6. This Agreement shall be binding upon and shall enure to the benefit of each of the parties hereto and their respective administrators, trustees, receivers, successors and assigns.

      IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the 21st day of September, 2004.

POWERMAX ENERGY INC.                    808099 ALBERTA LTD
(VENDOR)                                (PURCHASER)


___________________________________     /s/_____________________________________


/s/ Neil K. Answorth- Director
___________________________________     ________________________________________